Commitments and Contingent Liabilities (Tables)	12 Months Ended
Dec. 31, 2018
Commitments and Contingencies Disclosure [Abstract]
Future Minimum Rental Payments Under Operating Leases
Wilson Bank leases three branch facilities and land for certain branch facilities and automatic teller machine locations. Future minimum rental payments required under the terms of the noncancellable leases are as follows:

Years Ending December 31,	In Thousands
2019	$401
2020	399
2021	349
2022	180
2023	85
Thereafter	13